BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2022
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

NOTE 3 - BUSINESS COMBINATIONS

On 16 December 2021, D-Market, through Hepsi Finansal Danışmanlık, entered into a Share Sale and Purchase Agreement with the holders of 100% of the equity interest in Doruk Finansman A.Ş. (Doruk Finansman), a Turkish consumer finance company, to acquire 100% stake in Doruk Finansman for a total transaction value of TRY 20 million. Following the regulatory approval of Banking Regulation and Supervision Agency, the transaction was closed on 28 February 2022 and the Group paid the Sellers (Doğan Şirketler Grubu Holding A.Ş. (“DoHol”), the holder of 97% equity interest in Doruk Finansman, Doğan Dış Ticaret ve Mümessillik A.Ş. and Doğan family individuals (collectively, the “Sellers”)) an aggregate of TRY 5 million (nominal) in cash. Also at closing, the Group agreed to pay DoHol TRY 15 million (nominal) (the “Conditional Amount”) in cash upon Doruk Finansman’s collection of certain receivables identified in its financial statements as of the closing day. The Conditional Amount will be paid to DoHol depending on the collection of receivables starting three months after the closing within a maximum of 10 years period. As at 31 December 2022, the not paid part of above mentioned conditional amount is recognised under “due to related parties”.

The valuation studies of assets and liabilities acquired have been completed and the effects of the final amounts have been reflected in the consolidated financial statements dated 31 December 2022.

As a result of the assessments made, contingent consideration amount, which is likely to be paid regarding to the collection of certain receivables within 10 years, is included in the consideration amount and has been considered in the goodwill calculation. The contingent consideration has been calculated as TL16.1 million after discounting to its fair value at the estimated cost.

In accordance with IFRS 3, the differences that will arise in the contingent payment amount due to the operational results in the following periods, will be accounted for under the consolidated statement of income. The difference between total consideration amount and net assets acquired has been accounted in accordance with IFRS 3, “Business Combinations”.

NOTE 3 - BUSINESS COMBINATIONS (Continued)

The details of the goodwill calculation, total consideration amount and the net assets acquired are as follows (including IAS 29 impacts):

Total consideration amount	22,821
- Cash consideration amount	6,688
- Contingent consideration amount	16,133
Net assets acquired	(22,648)
Goodwill	173

The details of cash outflow due to acquisition are as follows:

Total cash paid	6,688
Cash and cash equivalent - acquired	(2,089)
Cash outflow due to acquisition	4,599

The fair values of identifiable assets and liabilities in accordance with IFRS 3 arising from the acquisition are as follows:

28 February 2022
Current assets
Cash and cash equivalents	2,089
Loan receivables	20,471
Other current assets	1,535
Total current assets	24,095

Non-current assets
Property and equipment	72
Intangible assets	550
Right of use assets	623
Total non-current assets	1,245

Total assets	25,340

Current liabilities
Trade payables	701
Provisions	615
Employee benefit obligations	215
Lease liabilities	645
Other current liabilities	132
Total current liabilities	2,308

Non-current liabilities
Employee benefit obligations	384
Total non-current liabilities	384

Total liabilities	2,692
Fair value of total net assets	22,648

NOTE 3 - BUSINESS COMBINATIONS (Continued)

If Doruk Finansman A.Ş. had been included in the consolidation as of 1 January 2022, additional revenue amounting to TRY677.5 thousand would have been realized in the consolidated profit or loss statement for the accounting period of 1 January - 31 December 2022. These amounts have been calculated by considering the consolidated financial statements prepared in accordance with IFRS.